Investments and associates	12 Months Ended
Dec. 31, 2013
Investments [Abstract]
Investments and associates
Investments and associates

The changes in the investment and associates are as follows:

	Investments			Associates		Total
		Net equity share	Other( In)tangible assets and fair value changes	Goodwill	Total associates
Balance January 1, 2012	1,044	—	—	—	—	1,044
Share in income of investments and associates	(766)	—	—	—	—	(766)
Balance December 31, 2012	278	—	—	—	—	278
40.08% investment in ASMPT March 15, 2013	—	255,701	227,010	898,599	1,381,310	1,381,310
Result investments and associates	—	23,727	—	—	23,727	23,727
Amortization recognized (in)tangible assets	—	—	(16,848)	—	(16,848)	(16,848)
Fair value changes related to inventories and tax losses	—	—	(39,807)	—	(39,807)	(39,807)
Impairment	—	—	—	(335,406)	(335,406)	(335,406)
Dividends	—	(10,171)	—	—	(10,171)	(10,171)
Dilution ASMPT share to 39.94%	—	3,541	—	—	3,541	3,541
Other changes in equity	—	480	—	—	480	480
Foreign currency translation effect	—	(8,894)	(8,824)	(45,432)	(63,150)	(63,150)
Balance December 31, 2013	278	264,384	161,531	517,761	943,676	943,954

The investment of €278 as per December 31, 2013 reflects the net equity value of the interest in Levitech BV resulting from the management buy-out in 2009 of the RTP business. ASM International NV obtained a 20% interest in Levitech BV.

On March 13, 2013, the Company announced that it divested a controlling stake in its subsidiary ASM Pacific Technology Ltd ("ASMPT"). The sale of the shares officially closed on March 15, 2013. The Company sold 47,424,500 ordinary shares of ASMPT at a price of HK$90 per share to institutional or other professional investors through a partial secondary share placement, representing an 11.88% stake in ASMPT. The placement generated cash proceeds for the Company of HK$4,191,980 million (approximately €413 million).
The sale of the 11.88% stake caused ASMI to cease control of ASMPT. According to US GAAP the accounting of this sale consists of two separate transactions:

•	A sale of a 51.96% subsidiary; and

•	A purchase of a 40.08% associate.

These transactions resulted in a substantial gain and the deconsolidation of ASMPT. This gain consisted of two elements, (1) the realized gain on the sale of the 11.88% stake amounting to €242.838 million and (2) an unrealized re-measurement gain on the remaining 40.08% of the retained interest in ASMPT approximating €1,156 million. The 'purchase' of the associate resulted in the recognition of the associate at fair value.

After the initial accounting of the sale transaction and related gains, subsequent accounting under ASC 323, “Investments ”, requires that future income from ASMPT will need to be adjusted for the fair value adjustments arising the 'basis differences' as if a business combination had occurred under ASC 805, "Business Combinations", i.e. a purchase price allocation (“PPA”).

The purchase of the associate has been recognized at fair value, being the value of the ASMPT shares on the day of closing of the purchase transaction. US GAAP requires that the composition of such a fair value needs to be determined through a PPA. This process took place in the remaining period of 2013. The PPA resulted in the recognition of intangible assets for customer relationship, technology, trade name and product names. For inventories and property, plant & equipment a fair value adjustment was recognized.

The ASMPT investment is accounted for under the equity method on a go forward basis. Equity method investments are tested for other than temporary impairment (“OTTI”). An investment is considered impaired if the fair value of the investment is less than its amortized cost. The determination of whether an investment is impaired is made at the individual security level in each reporting period .

If the fair value of an investment is less than its cost or amortized cost at the balance sheet date, the Company determines whether the impairment is temporary or other than temporary. The Company considers the following facts and guidelines when determining whether an OTTI exists:

•	Positive factors as the reasons that an OTTI does not exist must be more objectively verifiable; and

•	With respect to measuring an OTTI, an investment's fair value as of the balance sheet date should be used to determine the new carrying value.

During the period after March 15, 2013 the ASMPT share traded for a longer period below the price at the close of sale. Based on the analysis the Company performed this decrease was determined to be other than temporary. As a consequence the carrying value of our equity method investment in ASMPT was adjusted reflecting the share price on December 31, 2013 resulting in an impairment charge of €335 million.

In December 2013, 1,389,200 common shares of ASMPT were issued, for cash at par value of HK$0.10 per share, pursuant to the Employee Share Incentive Scheme of ASMPT. The shares issued under the plan in 2013 have diluted ASMI's ownership in ASMPT to 39.94% as of December 31, 2013.

At December 31, 2013, the book value of our equity method investment after the aforementioned impairment in ASMPT was €944 million. The historical cost basis of our 39.94% share of net assets on the books of ASMPT under US GAAP was €264 million as of December 31, 2013, resulting in a basis difference of €680 million. €162 million of this basis difference has been allocated property, plant and equipment and intangibles assets. The remaining amount was allocated to equity method goodwill. The basis difference attributed to inventory an related tax issues was recognized as expense during the year ending December 31, 2013, and totaled €40 million. Each individual, identifiable asset will periodically be reviewed for any indicators of potential impairment which, if required, would result in acceleration of basis difference amortization. We amortize the basis differences allocated to the assets on a straight-line basis, and include the impact within the results of our equity method investments. Amortization and depreciation are adjusted for related deferred tax impacts. Included in net income attributable to ASMI for 2013 was after-tax expense of €17 million, representing the depreciation and amortization of the basis differences. The market value of our 39.94% investment ASMPT at December 31, 2013 approximates €971 million. The information required under rule 4-08 is included in the segment information note 26